EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF KRONOS VENTURES CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Kronos Ventures Corp. for the quarter ended March 31, 2014, the undersigned, William Drury, President of Kronos Ventures Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Kronos Ventures Corp.

Date: August 22, 2014	By:	/s/ William Drury
William Drury
President, Secretary and Treasurer
(principal executive officer, principal financial officer, and principal accounting officer)